Exhibit 99.1

Legacy Education Alliance Announces Progress on Partnership with Cris Carter

CAPE CORAL, Fla.— 26 May 22 — Legacy Education Alliance, Inc. (OTCQB: LEAI), has announced progress on its planned partnership with Cris Carter, Pro Football Hall of Fame 2013.

Barry Kostiner, Chairman and CEO of Legacy Education, remarked “We are delighted to announce the progress on our “Smart Brother” branded marketing partnership with Cris Carter. We believe that his passion and personal story is building the foundation of Legacy Education’s future, bringing us beyond entrepreneurial education to using our live event and mentoring operations to give underserved youth a path to financial success and achievement of life goals. Additionally, we are working towards partnering with Alicia Hanf on providing education products and services for military personnel. Alicia’s passion and talents are also expected to be a significant contribution to building out the implementation of our vision.”

Cris Carter commented, “As I have entered into the business phase of my career, I have been offered several opportunities to profit from my experience and reputation. My personal desire is to give back to youth. We have created Apex Sports as an education platform to reach youth who desire guidance on a sports career path. By working with Legacy Education, we are seeking to inspire young people on the importance of going beyond sports to focus on basic education and achieve the solid foundation needed to facilitate a career and family stability. Even the rare students who do succeed in sports need to have the culture and support system to acquire skills that allow them to succeed in life after their sports career reaches its natural conclusion. I look forward to working with Legacy Education and our team to partner with non-profit organizations, and bring hope to those who have lost hope, and a path to success for those who are struggling.”

Barry Kostiner continued, “Under the leadership of Andrew McDonald, Tim Chaffin and his daughter Whitney Chaffin, Legacy Education is seeking to restructure and rebuild the real estate and trading education business previously used to serve the Rich Dad, Poor Dad brand. We believe that Legacy Education, with over $800 mm in revenue previously associated with Robert Kiyosaki and real estate education, can be the engine to continue to serve the market seeking entrepreneurial education and mentoring, while leveraging its infrastructure and experience to deliver on inspiring live events and mentoring for youth in underserved communities. We believe in pairing cutting edge technology with personal mentoring and guidance, as buying a book online is very different from pursuing a university degree, launching a career and transforming a community. As part of our technology and awareness initiative, we expect to launch an automated social media campaign focused on educating LEAI investors and customers on our renewed vision and mission.”

Legacy Education has released a new presentation explaining its planned partnership with Cris Carter, as well as additional details on the strategic vision and implementation.

Legacy Education closed on the initial $100,000 funding of its convertible bridge financing to its planned Nasdaq uplisting. Such securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Additional Information:

1.	Legacy Presentation: Introducing “Smart Brother” - Cris Carter Partnership and EdTech Strategy
https://ir.legacyeducationalliance.com/presentations
2.	Overview of military education strategy and partnership with Alicia Hanf
3.	Cris Carter Video: [YouTube Legacy – Cris Carter / “Smart Brother” Playlist]
4.	Transcript of Cris Carter Video
5.	Andrew McDonald Video (review of presentation): [YouTube Legacy – Cris Carter / “Smart Brother” Playlist]
6.	LinkedIn Posts: https://www.linkedin.com/in/barry-kostiner/recent-activity/shares/

Investor Relations Contact:

Barry Kostiner

(239) 542-0643

info@legacyea.com

www.legacyeducationalliance.com

About Legacy Education Alliance Inc.

Legacy Education Alliance, Inc. (OTCQB: LEAI) provides online degrees and practical, high-quality, and value-based educational training on personal finance, entrepreneurship, and real estate investing strategies and techniques. Through its recent partnership with NFL Hall of Fame legend Cris Carter, Legacy Education has transitioned to focusing on impact investing and providing education and career resources to underserved communities, in addition to serving its established customer base.

Forward-Looking Statements

Certain statements made in this press release may involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “would” or “continue” or the negative of these terms or other similar expressions. All statements other than statements of historical facts contained in this press release are forward-looking statements. Any forward-looking statements are based on current expectations that involve numerous risks and uncertainties. Our plans and objectives are based, in part, on assumptions and judgments with respect to, among other things, the results projected from the introduction and roll-out of new brands, products and services, expansion into new geographic markets, and combinations with third parties; our ability to satisfy Nasdaq listing requirements and otherwise uplist to Nasdaq; the successful acquisition and operation of complementary and new business lines; the success of entering into, and the success of, joint ventures and other collaborations with third parties, including entering into and growing a proposed marketing partnership with Cris Carter on terms and conditions satisfactory to our company; our success in raising capital for operations and to implement our business plan, strategy and initiatives; the development of ecommerce capabilities; projections of international growth; projected profitability; our ability to address or manage corruption concerns in certain locations in which we operate; our ability to address and manage cyber-security risks; our ability to protect our intellectual property, on which our business is substantially dependent; our ability to manage our relationships with credit card processors; our expectations regarding the impact of general economic conditions on our business; and the effects of the COVID-19 pandemic on the global and national economies and on our business operations and financial results. Our assumptions used for the purposes of the forward-looking statements represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances, including the development, acceptance and sales of our products and our ability to raise additional funding sufficient to implement our strategy. Such forward-looking statements involve assumptions, known and unknown risks, uncertainties, and other important factors that could cause the actual results, performance or our achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward-looking statements. There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this press release. Important factors that could cause our actual results to differ materially from those expressed as forward-looking statements are set forth in certain of our filings with the Securities and Exchange Commission. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events, changed circumstances or otherwise.